ONGOING LITIGATION	12 Months Ended
Dec. 31, 2022
ONGOING LITIGATION
ONGOING LITIGATION

Kirkland

Effective as of February 8, 2022, the Company acquired all the issued and outstanding shares of Kirkland in the Merger (Note 5). Kirkland had previously disclosed the existence of certain contingent liabilities relating to outstanding litigation matters involving Kirkland and/or its wholly owned subsidiaries, some of which were amalgamated as part of a pre-closing corporate reorganization completed in early February 2022. One litigation matter remains outstanding as at December 31, 2022. Management believes that the claim has no merit and intends to defend it vigorously. No amounts have been recorded for any potential liability and the Company believes that the likelihood of loss is undeterminable at this point.

Kirkland is the defendant in two putative class action complaints filed on June 29, 2020 and July 17, 2020 (and subsequently amended) in the United States District Court for the Southern District of New York (the “Court”). The complaints allege that during the period from January 8, 2018 to November 25, 2019, Kirkland and Kirkland’s former chief executive officer violated the United States securities laws by misrepresenting or failing to disclose material information regarding Kirkland’s acquisition of Detour Gold Corporation, which closed in January 2020.

Following motions filed by both individual complainants, the Court entered an order on September 24, 2020 appointing one lead plaintiff and one lead counsel. On January 22, 2021, Kirkland filed a motion to dismiss. On September 30, 2021, the Court dismissed certain of the plaintiff’s claims against Kirkland.  Since then, the parties have continued with the documentary and oral discovery process.  The Company continues to believe that the one outstanding claim is without merit.

Kittila permits

In May 2020, the Regional State Administrative Agency of Northern Finland (the “RSAA”) granted Agnico Eagle Finland Oy ("Agnico Finland") environmental and water permits that allowed Agnico Finland to enlarge its CIL2 tailings storage facility, expand the operations of the Kittila mine to 2.0 Mtpa and build a new discharge waterline. The permits were subsequently appealed by a third party to the Vaasa Administrative Court (the “VAC”). In July 2022, the appeals were granted, in part, with the result that the permits were returned for reconsideration to the RSAA.

In August 2022, Agnico Finland appealed the decisions of the VAC to the Supreme Administrative Court of Finland (the "SAC") and requested that the SAC restore the permits through an interim decision pending the ultimate result of Agnico Finland's appeal.

On November 1, 2022, the SAC issued an interim decision upholding the initial CIL2 tailings storage facility and restoring nitrogen emission levels for the year 2022. However, the SAC interim decision didn't uphold the permit for the expansion of the mine to 2.0 Mtpa. The Vaasa Administrative Court decision is valid until a final decision is issued by the SAC. In the fourth quarter of 2022, Agnico Finland reduced its underground production levels to comply with the mining volume requirements. Agnico Finland expects a final decision from the SAC in late 2023.

If the SAC does not reinstate Agnico Finland’s permits as granted by the RSAA in 2020 to produce at, or close to, 2.0 Mtpa, the Company intends to submit an updated permit application for 2.0 Mtpa output level or higher.